Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[x]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      OREGON TRAIL FINANCIAL CORP.
                      ----------------------------
         (Name of Registrant as Specified in Its Charter)

                      OREGON TRAIL FINANCIAL CORP.
                      ----------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
       N/A
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(2)  Aggregate number of securities to which transactions applies:
       N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       N/A
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(4)  Proposed maximum aggregate value of transaction:
       N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
       N/A
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(2)  Form, schedule or registration statement no.:
       N/A
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(3)  Filing party:
       N/A
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(4)  Date filed:
       N/A
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                     NEW NOTICE - MEETING DATE POSTPONED

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                         OREGON TRAIL FINANCIAL CORP.
                               2055 FIRST STREET
                           BAKER CITY, OREGON 97814
                                 (541) 523-6327

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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On October 12, 2001
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     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Oregon
Trail Financial Corp. ("Company") will be held at the Sunridge Inn and Conference Center, One Sunridge Lane, Baker City, Oregon, on Friday, October 12, 2001 at 10:00 a.m., Pacific Daylight Time, for the following purposes:

     (1)    To elect two directors of the Company;

     (2) To approve the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on August 16, 2001 are entitled to notice of and to at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /S/ ZANE F. LOCKWOOD
                                     ZANE F. LOCKWOOD
                                     CORPORATE SECRETARY

Baker City, Oregon
September 21, 2001

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